SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 21, 2006



                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                 333-131196-04               41-1808858
 ------------------------------------------------------------------------
 (STATE OR OTHER JURISDICTION     (COMMISSION)             (I.R.S. EMPLOYER
     OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         Exhibit Index located on Page 4

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        The consolidated balance sheets of MBIA Insurance Corporation as of December 31, 2005 and 2004, and the related consolidated statements of operations, changes in shareholders' equity, and cash flows for each of the three years in the period ended December 31, 2005, are hereby incorporated by reference in the prospectus supplement and shall be deemed a part thereof, and have been so incorporated in the prospectus supplement in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

        Any statement contained in a document incorporated in the prospectus supplement by reference shall be modified or superseded for the purposes of the prospectus supplement to the extent that a statement contained in the prospectus supplement by reference also modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the prospectus supplement.


Item 9.01(d).     Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits:



Exhibit
Number             Description

23.1           Consent of Independent Registered Public Accounting Firm

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


                            By:        /s/Heather Anderson
                               ----------------------------------------
                               Name:   Heather Anderson
                               Title:  Vice President


Dated:  July 21, 2006

                                  EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION

23.1           Consent of Independent Registered Public Accounting Firm

                                                               Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    We hereby consent to the incorporation by reference in the Prospectus Supplement as a part of the Registration Statement on Form S-3 of Residential Funding Mortgage Securities II, Inc., relating to the Home Equity Loan Trust 2006-HSA4, comprising part of the Registration Statement (No. 333-131196) of Residential Funding Mortgage Securities II, Inc., of our report dated March 8, 2006, relating to the financial statements, financial statement schedules, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which report appears in Item 8 of MBIA
    Inc.'s Form 10-K for the year ended December 31, 2005. We also consent to the incorporation by reference of our report dated March 8, 2006, relating to the consolidated financial statements of MBIA Insurance Corporation, which is included in Exhibit 99 of MBIA Inc.'s Form 10-K for the year ended December 31, 2005. We also consent to the reference to us under the heading "Experts" in such Prospectus Supplement.




                                                  /s/PricewaterhouseCoopers LLP

New York, New York
July 21, 2006